Nationwide Life Insurance Company • Nationwide Variable Account - II

Prospectus supplement dated January 13, 2010 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
On December 18, 2009, the Board of Trustees of the Wells Fargo Advantage Funds Variable Trust - VT Money Market fund voted to liquidate the Wells Fargo Advantage Funds Variable Trust - VT Money Market fund effective April 30, 2010.

Effective April 30, 2010, this underlying mutual fund will no longer be available to receive transfers or new purchase payments and any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on this date.

2.	Effective April 30, 2010, the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I underlying mutual fund is added as an investment option to your contract.

3.	Effective April 30, 2010, “Appendix A: Underlying Mutual Funds” is amended to include the following:

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	The fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.